UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 13, 2019
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Endo International plc
(Exact Name of Registrant as Specified in Its Charter)
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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4,	Ireland	Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2019, Carrie Nichol, Senior Vice President, Controller and Chief Accounting Officer (“CAO”) of Endo International plc (the “Company” or “Endo”), notified the Company that she has decided to resign, effective September 27, 2019, to assume a senior-level finance position at a global medical device company. Ms. Nichol has been with the Company since 2015 and has made numerous, key contributions to the Company during her tenure. The Company thanks Carrie for her leadership and services to the Company and wishes her well in her future endeavors.
While the Company conducts a search process for a permanent Controller and CAO, Jack Boyle, Senior Vice President, Financial Planning & Analysis (“FP&A”) Finance will assume the position of Interim Controller and CAO, effective September 27, 2019. Biographical information for Mr. Boyle is set forth below:
Jack Boyle, 44, is Senior Vice President, FP&A Finance and Interim Controller and CAO for Endo International plc. Mr. Boyle joined Endo in August 2007 as Financial Reporting Manager and assumed various roles of increasing responsibility, most recently serving as Senior Vice President, FP&A Finance since February 2018. Previously, he served as Vice President, Finance - Branded Pharmaceuticals from November 2016 until February 2018; Vice President, Finance for Endo’s International Unit from August 2014 until November 2016; Senior Director, FP&A from March 2011 until August 2014; and Director, Internal Audit from January 2008 until March 2011. Prior to joining Endo, Mr. Boyle served as a public accountant for Ernst & Young LLP from October 1997 until August 2007. Mr. Boyle is a licensed certified public accountant in the Commonwealth of Pennsylvania, and holds a Bachelor of Science degree in accounting from Bucknell University and an MBA from the Leonard N. Stern School of Business at New York University.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer
Dated: September 16, 2019